Summary Prospectus

May 1, 2014	T. Rowe Price
Mid-Cap Growth Portfolio—II

A fund seeking long-term capital appreciation through investments in mid-cap companies and a growth approach to stock selection. The fund is only available as an investment option for variable annuity and variable life insurance contracts.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-8790 or by sending an
e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2014, and Statement of Additional Information, dated May 1, 2014.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There may be additional expenses that apply as described in your insurance contract prospectus.

Fees and Expenses of the Fund’s II Class

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.00%

Total annual fund operating expenses	1.10%

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$112	$350	$606	$1,340

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 25.1% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a diversified portfolio of common stocks of mid-cap companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. The fund defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. As of December 31, 2013, the market capitalization ranges for the S&P MidCap 400 Index and the Russell Midcap Growth Index were approximately $717.6 million to $11.5 billion, and $441.7 million to $29.2 billion, respectively. The market capitalization of the companies in the fund’s portfolio and the S&P and Russell indices changes over time; the fund will not automatically sell or cease to purchase stock of a company it holds just because the company’s market capitalization grows or falls outside these ranges.

As “growth” investors, T. Rowe Price believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In selecting investments, we generally favor companies with one or more of the following:

• proven products or services;

• a record of above-average earnings growth;

• demonstrated potential to sustain earnings growth;

• connection to an industry experiencing increasing demand; or

• stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the fund’s management believes will provide an opportunity for

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substantial appreciation. These situations might arise when the fund’s management believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with the fund’s objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Market capitalization risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the fund invests primarily in securities issued by mid-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by large companies. Medium-sized companies typically have less seasoned management, narrower product lines, and less capital reserves and liquidity than larger companies, and are therefore more sensitive to economic, market, and industry changes.

Investment style risk Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Foreign investing risk This is the risk that the fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Performance The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

Summary	3

Average Annual Total Returns
	Periods ended
	December 31, 2013
	1 Year	5 Years	10 Years
Mid-Cap Growth Portfolio—II	36.40%	23.17%	11.11%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)[a]	35.74	23.37	9.77
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	33.50	21.89	10.36
Lipper Variable Annuity Underlying Mid-Cap Growth Funds Average	36.34	22.01	9.16

a Effective October 1, 2013, the fund’s primary benchmark for performance comparison purposes was changed from the S&P MidCap 400 Index to the Russell MidCap Growth Index. The new primary benchmark better reflects the performance of the fund’s growth-oriented investment universe.

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Brian W.H. Berghuis	Chairman of Investment Advisory Committee	1996	1985

Purchase and Sale of Fund Shares

Subject to certain exceptions, the fund is currently closed to new contract holders and new insurance company relationships. You should check with your insurance company to determine your eligibility to purchase shares of the fund, although any contract holders currently invested in the fund generally may continue to purchase fund shares of the fund.

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

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Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account. A redemption or exchange of fund shares may be taxable.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E355-045 5/1/14